JOINT FILING AGREEMENT


     The Schedule 13D, relating to the common stock, par value $.10 per share, of LSB Industries, Inc., dated September 4, 1997, is filed on behalf of Wynnefield Partners Small Cap Value L.P., Wynnefield Partners Small Cap Value L.P. I, Channel Partnership II L.P., Wynnefield Small Cap Value Offshore Fund Ltd and Nelson Obus.

     Dated:  September 4, 1997

                            WYNNEFIELD PARTNERS SMALL CAP VALUE L.P.

                            By: WYNNEFIELD CAPITAL MANAGEMENT, LLC,
                                as general partner


                                By:   /S/ NELSON OBUS
                                    -------------------------
                                        Nelson Obus
                                      Managing Member

                            WYNNEFIELD PARTNERS SMALL CAP VALUE L.P. I

                            By: WYNNEFIELD CAPITAL MANAGEMENT, LLC,
                                as general partner


                                By:    /S/ NELSON OBUS
                                    -------------------------
                                         Nelson Obus
                                       Managing Member

                            CHANNEL PARTNERSHIP II L.P.


                                By:    /S/ NELSON OBUS
                                    -------------------------
                                         Nelson Obus
                                       General Partner

                            WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND LTD

                            By: WYNNEFIELD CAPITAL, INC.,
                                as general partner


                                By:    /S/ NELSON OBUS
                                     -------------------------
                                         Nelson Obus
                                          President


                                       /S/ NELSON OBUS
                                    -------------------------
                                         Nelson Obus